EXHIBIT 10.12

                                                                 Conformed Copy





                         AMCOL International Corporation




                       ___________________________________

                                Second Amendment
                          Dated as of December 15, 1998



                                       to



                                 Note Agreement
                           Dated as of October 1, 1994

                       ___________________________________




                   Re: $25,000,000 7.36% Series A Senior Notes
                                Due June 30, 1999
                     $10,000,000 7.83% Series B Senior Notes
                                Due June 30, 2002
                     $15,000,000 8.10% Series C Senior Notes
                                Due June 30, 2006
                                       and
                     $17,140,000 9.68% Series D Senior Notes
                              Due November 1, 1999

                         AMCOL International Corporation
                              1500 West Shure Drive
                        Arlington Heights, Illinois 60004


                                Second Amendment

                          Dated as of December 15, 1998

                                       To

                             Note Purchase Agreement

                           Dated as of October 1, 1994



                   Re: $25,000,000 7.36% Series A Senior Notes
                                Due June 30, 1999
                     $10,000,000 7.83% Series B Senior Notes
                                Due June 30, 2002
                     $15,000,000 8.10% Series C Senior Notes
                                Due June 30, 2006
                     $17,140,000 9.68% Series D Senior Notes
                              Due November 1, 1999

Principal Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0301

     Reference is made to the Note Purchase Agreement, dated as of October 1, 1994 (the "Note Agreement"), between the undersigned, AMCOL International Corporation, a Delaware corporation, formerly known as American Colloid Company (the "Company"), and Principal Life Insurance Company, formerly known as Principal Mutual Life Insurance Company (the "Noteholder"). Unless otherwise herein defined or the context hereof shall otherwise require, capitalized terms used in this Second Amendment (the or this "Second Amendment") shall have the respective meanings specified in the Note Agreement.


                                    Recitals:

     A. The Company and the  Noteholder  have  heretofore  entered into the Note
Agreement. The Company has heretofore issued the $25,000,000 7.36% Series A Senior Notes due June 30, 1999 (the "Series A Notes"), $10,000,000 7.83% Series B Senior Notes due June 30, 2002 (the "Series B Notes"), $15,000,000 8.10% Series C Senior Notes due June 30, 2006 (the "Series C Notes") and $17,140,000 9.68% Series D Senior Notes Due November 1, 1999 (the "Series D Notes," together with the Series A Notes, the Series B Notes and the Series C Notes, the "Notes") pursuant to the Note Agreement. The Noteholder is the holder of 100% of the outstanding principal amount of the Notes.

     B. The Company and the Noteholder now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

     C. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholder do hereby agree as follows:

Section 1.           Amendments.

     Section 1.1. Sections 5.16(e), (f), (g), (h) and (i) of the Note Agreement shall be and are hereby amended in their entirety and as so amended shall be restated to read as follows:

                    "(e) [Intentionally Reserved];

                    "(f) investments in, and loans and advances to, Subsidiary Guarantors;

                    "(g) investments in, and loans and advances to, Restricted Subsidiaries (other than Subsidiary Guarantors) provided such investments, loans and advances at any one time outstanding do not exceed the sum of (i) $100,000,000 plus
                    (ii) the  amount (if any) by which (A)  $50,000,000  exceeds
                    (B) the aggregate amount outstanding on investments, loans and advances permitted solely by virtue of section 5.16(i) hereof;

                    "(h) acquisitions, provided, that (i) no Default or Event of Default exists or would exist after giving effect to such acquisition, (ii) the board of directors or other governing body of such Person whose property or Voting Stock is being so acquired has approved the terms of such acquisition and
                    (iii) prior to each acquisition requiring consideration from the Company and its Subsidiaries in excess of $10,000,000,
                    (x) there shall have been delivered to the Noteholder a certificate signed by the chief financial officer of the Company, demonstrating that, taking into account such acquisition and its effects, the Company will remain in compliance with the covenants set forth in section 5.6, section 5.7 and section 5.8 hereof as of the date of such acquisition and, based on projections believed by the
                    Company to be reasonable, at all times during the twelve-month period following such date and certifying that no Default or Event of Default has occurred and is continuing hereunder as of the date of and immediately after giving effect to such acquisition and (y) such certificate is true and correct; and

                    "(i) any other investments, loans and advances not otherwise permitted by this Section in an aggregate amount not to exceed $50,000,000."

          Section 1.2. Section 5 of the Note Agreement shall be and is hereby amended by adding the following new Section 5.18 at the end thereof:

               "Section 5.18. Year 2000 Assessment. The Company shall take all actions necessary and commit adequate resources to assure that its computer-based and other systems (and those of all Subsidiaries) are able to effectively process dates, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a material adverse effect on the business or financial affairs of the Company (or of the Company and its Subsidiaries taken on a consolidated basis). At the request of the Purchaser or subsequent holders of the Notes, the Company will provide the Purchaser or subsequent holders of the Notes with written assurances and substantiations (including, but not limited to, the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Purchaser as to the capability of the Company and its Subsidiaries to conduct its and their businesses and operations before, on and after January 1, 2000, without experiencing a Year 2000 Problem causing a material adverse effect on the business or financial affairs of the Company (or of the Company and its Subsidiaries taken on a consolidated basis)."

     Section 1.3. Section 8 of the Note Agreement shall be and is hereby amended by adding the following definition in the appropriate alphabetical position:

               "'Year 2000 Problem' means any significant risk that computer hardware, software, or equipment containing embedded microchips essential to the business or operations of the Company or any of its Subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as efficiently and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of accurate leap year calculations."

Section 2.           Representations and Warranties of the Company.

     To induce the Noteholder to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholder that:

          (a) this Second Amendment has been duly authorized, executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b) the Note Agreement, as amended by this Second Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its Certificate of Incorporation or Bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Credit Agreement, as amended to date, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this section 2.1(c);

          (d) the Company is conducting a comprehensive review and assessment of the computer applications of the Company and its Subsidiaries and is making inquiry of their material suppliers, service vendors (including data processors) and customers, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the use at any time of any date which is before, on and after December 31, 1999, in connection therewith. Based on the foregoing review, assessment and inquiry, the Company believes that no such defect could reasonably be expected to have a material adverse effect on the business or financial affairs of the Company (or of the Company and its Subsidiaries taken on a consolidated basis);

          (e) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

          (f) all the representations and warranties contained in Section 3 of the Note Agreement and Exhibit C thereto are true and correct with the same force and effect as if made by the Company on and as of the date hereof.

Section 3.           Conditions to Effectiveness of This Second Amendment.

     This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

          (a) the Noteholder shall have received a written consent to this Second Amendment duly executed by the Subsidiary Guarantors, which consent shall be in form and substance satisfactory to such Noteholder;

          (b) the Noteholder shall have received evidence satisfactory to it that the Credit Agreement, as amended, is in full force and effect;

          (c) the  representations  and  warranties  of the Company set forth in
     Section 2 hereof are true and correct on and with respect to the date hereof;

          (d) the Noteholder shall have received the favorable opinion of counsel to the Company as to the matters set forth in section 2.1(a), section 2.1(b) and section 2.1(c) hereof, which opinion shall be in form and substance satisfactory to such Noteholder; and

          (e) all documents and proceedings shall be satisfactory to the Noteholder and its special counsel.

Upon receipt of all of the foregoing, this Second Amendment shall become effective.

Section 4. Payment of Noteholder's Counsel Fees and Expenses.

     The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholder, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.

Section 5. Miscellaneous.

     Section 5.1. Construction. This Second Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

     Section 5.3. Headings. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. Governing Law. This Second Amendment shall be governed by and construed in accordance with Illinois law.

     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                             AMCOL International Corporation (formerly known as
                                       American Colloid Company)


                                       By /s/ Paul G. Shelton
                                         Its Senior Vice President



The foregoing is hereby
accepted and agreed to
as of the date first
above written:

                                        Principal Life Insurance Company

                                        By /s/ Sarah J. Pitts
                                          Its Counsel

                                        By /s/ James C. Fifield
                                          Its Counsel

                              Guarantors' Consent

     The undersigned are party to that certain Guaranty Agreement dated as of October 1, 1994 (as supplemented, the "Guaranty Agreement"), and hereby consent to the amendment of the Note Purchase Agreement as set forth above and confirm that such Guaranty Agreement and all of the obligations thereunder remain in full force and effect. Without limiting the generality of the foregoing, the undersigned acknowledge and agree that all references to the "Note Agreement" in the Guaranty Agreement shall be deemed references to the Note Agreement as amended by the Second Amendment to Note Agreement and further agree that any reference in such Guaranty to the Company's former name, "American Colloid Company" shall be amended to be references to the Company's new name "AMCOL International Corporation". The undersigned further agree that the consent of the undersigned to any further amendments of the Note Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty Agreement referred to above.

         Dated as of December 15, 1998.

                                               Ameri-Co Carriers, Inc.


                                               By /s/ Paul G. Shelton
                                                 Its President

                                               Nationwide Freight Service, Inc.


                                               By /s/ Paul G. Shelton
                                                 Its President

                                               Chemdal Corporation


                                               By /s/ Paul G. Shelton
                                                 Its Treasurer

                                               Superior Absorbents, Inc.


                                                By /s/ Paul G. Shelton
                                                   Its Treasurer

                                           Montana Minerals Development Company


                                                 By /s/ Paul G. Shelton
                                                   Its Treasurer

                                           Chemdal International Corporation


                                                 By /s/ Paul G. Shelton
                                                   Its Treasurer

                                           Regeneration Technologies, Inc.
                                             (f.k.a. AMCOL International Corp.)


                                                 By /s/ Paul G. Shelton
                                                    Its Treasurer

                                            Colloid Environmental Technologies
                                             Company

                                                  By /s/ Paul G. Shelton
                                                     Its Treasurer

                                             American Colloid Company (f.k.a.
                                              AES Acquisition, Inc.and American
                                              Colloid Mineral Company)

                                                   By /s/ Paul G. Shelton
                                                      Its Treasurer

                                              Nanocor, Inc.


                                                    By /s/ Paul G. Shelton
                                                       Its Treasurer

                                              Volclay International Corporation


                                                     By /s/ Paul G. Shelton
                                                        Its Treasurer

                                    Exhibit A

                              Domestic Subsidiaries


           Name                               Jurisdiction of Incorporation

Ameri-Co Carriers, Inc.                                         Nebraska

Nationwide Freight Service, Inc.                                Nebraska

Chemdal Corporation                                             Delaware

Superior Absorbents, Inc.                                       Delaware

Montana Minerals Development Company                            Montana

Chemdal International Corporation                               Delaware

Regeneration Technologies, Inc. (f.k.a. AMCOL International     Delaware
   Corp.)

Colloid Environmental Technologies Company                      Delaware

American Colloid Company (f.k.a. AES Acquisition, Inc. and      Delaware
   American Colloid Mineral Company)

Nanocor, Inc.                                                   Delaware

Volclay International Corporation                               Delaware